                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement pursuant to Section 14(a) of
            The Securities Exchange Act of 1934 (Amendment No. _____)

      [X] Filed by the Registrant
      [ ] Filed by a party other than the Registrant

      Check the appropriate box:

      [ ] Preliminary proxy statement
      [X] Definitive proxy statement
      [ ] Definitive additional materials
      [ ] Soliciting material pursuant to Rule 14a-11C or Rule 14a-12

                       AIRPORT SYSTEMS INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                  Steven F. Carman, Attorney for the Registrant
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

      [X] No fee required.

      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

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(4)   Proposed maximum aggregate value of transaction:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

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(2)   Form, schedule, or registration statement number.

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(3)   Filing party:

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(4)   Date filed:

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   (1)Set forth the amount on which the filing fee is calculated and state how it was determined.

                       AIRPORT SYSTEMS INTERNATIONAL, INC.
                             11300 WEST 89TH STREET
                           OVERLAND PARK, KANSAS 66214

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 21, 1999

         Notice is hereby given that the Annual Meeting of the Stockholders of Airport Systems International, Inc. (the "Company"), will be held at The Doubletree Hotel at Corporate Woods, 10100 College Boulevard, Overland Park, Kansas on Tuesday, September 21, 1999, commencing at 2:00 p.m. Kansas City time, to consider and act upon the following matters and such other business as may properly come before the meeting or any adjournment thereof:

                  1. The election of two (2) Class III Directors to serve for a term of three years expiring in 2002; and

                  2. The ratification of the Board of Directors' appointment of Ernst & Young as independent public accountants; and

         Holders of record of the outstanding Common Stock of the Company at the close of business on July 23, 1999, are entitled to vote at the meeting or any adjournment thereof.



                                        By Order of the Board of Directors,




                                        THOMAS C. CARGIN
                                        Secretary



Overland Park, Kansas
August 20, 1999

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN A PROXY OR VOTE BY BALLOT AT THE MEETING.

                       AIRPORT SYSTEMS INTERNATIONAL, INC.
                             11300 WEST 89TH STREET
                           OVERLAND PARK, KANSAS 66214

                                 PROXY STATEMENT

                               GENERAL INFORMATION


SOLICITATION AND REVOCABILITY OF PROXIES

         The enclosed proxy is being solicited on behalf of the Board of Directors of Airport Systems International, Inc. (the "Company") for use at the Annual Meeting of the Stockholders to be held on September 21, 1999 (the "Meeting"), or at any adjournment thereof. Any proxy given does not affect the right to vote in person at the Meeting and may be revoked at any time before it is exercised by notifying Thomas C. Cargin, Secretary, by mail, telegram or facsimile, or by appearing at the Meeting in person and casting a ballot. This Proxy Statement and the proxy were first mailed to stockholders on or about August 20, 1999.

         All expenses of solicitation will be borne by the Company. In addition to solicitations by mail, regular employees and Directors of the Company may solicit proxies in person or by telephone. The Company does not expect to pay any compensation for the solicitation of proxies.

VOTING PROCEDURES

         Shares represented by a properly signed proxy received pursuant to this solicitation will be voted in accordance with instructions thereon. If the proxy is properly signed and returned and no instructions are given on the proxy with respect to the matters to be acted upon, the shares represented by the proxy will be voted at the Meeting for the election, as directors of the Company, of the nominees hereinafter named and for the ratification of the appointment of Ernst & Young as independent public accountants of the Company. If any of the nominees should unexpectedly become unavailable for election for any reason, the shares represented by the proxy will be voted for such substituted nominee or nominees as the Board of Directors may name. Each of the nominees hereinafter named has indicated his willingness to serve if elected, and it is not anticipated that either of them will become unavailable for election.

         The proxy confers discretionary authority, with respect to the voting of the shares represented thereby, on any other business that may properly come before the Meeting. The Board of Directors is not aware that any such other business, other than as set forth in this Proxy Statement and except for matters incident to the conduct of the Meeting, is to be presented for action at the Meeting and does not itself intend to present any such other business; however, if any such other business does come before the Meeting, shares represented by proxies properly signed and returned pursuant to this solicitation will be voted as directed by the Board of Directors.

         The two nominees for Director receiving the greatest number of votes at the Meeting will be elected as Directors. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger proportion of the total votes. The ratification of the appointment of independent public accountants requires the affirmative vote of a majority of shares present in person or represented by proxy, and entitled to vote on the matter. For purposes of determining the outcome of the vote on this matter, an instruction to "abstain" from voting on a proposal will be treated as shares present and entitled to vote, and will have the same effect as a vote against a proposal. "Broker non-votes," which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, are not counted for the purpose of determining the number of shares present in person or represented by proxy on a voting matter and will have no effect on the outcome of the vote on the ratification of appointment of accountants.

         Only holders of Common Stock of the Company of record as of the close of business on July 23, 1999, are entitled to vote at the Meeting. At the close of business on that date, 2,230,500 shares of Common Stock were outstanding. Holders of Common Stock are entitled to one (1) vote per share standing in their names on the record date. Shares cannot be voted at the Meeting unless the owner is present in person or represented by proxy.

                               SECURITY OWNERSHIP

STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth information with respect to the beneficial ownership of shares of the Company's Common Stock at July 31, 1999, by (i) the stockholders known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director of the Company who owns beneficially any Common Stock, (iii) each executive officer named in the "Summary Compensation Table," and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the Company believes that each stockholder listed below has sole voting and investment power with respect to the Common Stock indicated as beneficially owned by them.



                                                           Number of Shares       Percent of
Name and Address                                         Beneficially Owned(1)      Class
----------------                                         ---------------------      -----
Gilder, Gagnon, Howe & Co. .................................803,602(2)               36.0
    1775  Broadway
    New York, NY  10019

Keith S. Cowan..............................................146,643(3)                6.2
    Airport Systems International, Inc.
    11300 West 89th Street
    Overland Park, KS  66214

Robert D. Taylor.............................................92,500(4)                4.1
    1313 North Webb Rd., Suite 260
    Wichita, KS  67206

Thomas C. Cargin.............................................46,645(5)                2.1
    Airport Systems International, Inc.
    11300 West 89th Street
    Overland Park, KS  66214

Michael M. Warner............................................35,000(6)                1.5
    Airport Systems International, Inc.
    11300 West 89th Street
    Overland Park, KS  66214

John R. Wharton .............................................43,795(7)                1.9
    Airport Systems International, Inc.
    11300 West 89th Street
    Overland Park, KS 66214

Walter H. Stowell.............................................5,000(8)                *
    27 Goodsell Point
    Colchester, VT  05446

Michael J. Meyer..............................................5,000(9)                *
    8700 Monrovia Suite 205
    Lenexa, KS 66215

All directors and executive officers as a...................383,583(10)               15.4
group (9 persons)


------------------------
*        Less than one percent.

(1) Pursuant to the rules of the Securities and Exchange Commission ("SEC"), shares of Common Stock of the Company which an individual or a group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2) According to a Schedule 13G filed as of July 31, 1999, Gilder, Gagnon, Howe & Co., a broker-dealer registered under Section 15 of the Securities Exchange Act of 1934, reported beneficial ownership as to 803,602 shares of Common Stock of the Company held as of July 31, 1999. 203,175 of such shares were held in accounts owned by its partners and by its partners' families in accounts controlled by partners.

(3) Includes presently exercisable options to purchase 127,750 shares of Common Stock of the Company.

(4) Includes presently exercisable options to purchase 5,000 shares of Common Stock of the Company.

(5) Includes presently exercisable options to purchase 31,500 shares of Common Stock of the Company.

(6) Includes presently exercisable options to purchase 35,000 shares of Common Stock of the Company.

(7) Includes presently exercisable options to purchase 31,500 shares of Common Stock of the Company.

(8) Includes presently exercisable options to purchase 5,000 shares of Common Stock of the Company.

(9) Includes presently exercisable options to purchase 5,000 shares of Common Stock of the Company.

(10) Includes presently exercisable options to purchase 255,750 shares of Common Stock of the Company held by executive officers and directors as a group.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         To the Company's knowledge, based solely on review of copies of reports filed with the Securities and Exchange Commission and written representations that no other reports were required during 1998, all Section 16(a) filing requirements applicable to the officers, directors and beneficial owners of more than 10 percent of the Company's equity securities were compiled with on a timely basis.

GILDER GAGNON CONTROL SHARES

         Under the Kansas Control Share Acquisition Statute, (K.S.A. 17-1286 et seq.), a person who acquires shares representing at least 20% of the voting power ("control shares") of an issuing public corporation has only those voting rights, with respect to the control shares, that are granted to such person by resolution approved by the stockholders of the issuing public corporation. Gilder, Gagnon, Howe & Co., ("Gilder Gagnon") has acknowledged its prior acquisition of beneficial ownership of 36% of the Company's outstanding common stock, and all of such shares of Company common stock are control shares. Based on the information now available to the Company, the Company believes Gilder Gagnon currently has no right to vote any of such shares. It may obtain voting rights as to the control shares only if the Company's stockholders vote to grant Gilder Gagnon voting rights. Gilder Gagnon has not asked that the stockholders vote at this meeting to restore to it voting rights as to the control shares that it owns.

STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

         Stockholder proposals to be considered for inclusion in the Proxy Statement and considered at the 2000 Annual Meeting of Stockholders must be received by the Company no later than April 10, 2000. Any such proposals should be directed to the Secretary of the Company at 11300 West 89th Street, Overland Park, Kansas 66214.

                            I. ELECTION OF DIRECTORS

         The Board of Directors of the Company is divided into three classes, with the term of office of each class ending in successive years. The terms of the Directors of Class III expire with this Meeting. Each of the two nominees for Class III, if elected, will serve three years until the 2002 Annual Meeting of Stockholders and until a successor has been elected and qualified. The current Directors of Classes I and II will continue in office until the 2000 and 2001 Annual Meetings, respectively.

                             NOMINEES FOR DIRECTORS

The following information is given with respect to the nominees for election.

Class III - Nominees to Serve Three Years until 2002 Annual Meeting

KEITH S. COWAN, age 45, has served as President and a Director of the Company since September 1991, and as Chief Executive Officer of the Company since August 1993. Prior to joining the Company, Mr. Cowan was an employee of the Teledyne Controls Division of Teledyne, Inc. for more than five years, last serving as Vice President, Airport and Instrumentation Products. Mr. Cowan has over twenty-five years of system engineering, project management, and corporate experience in the development, manufacturing, and sale of electronic systems. He is also a commercial pilot holding an instrument rating.

ROBERT D. TAYLOR, age 52, has served as a Director of the Company since September 1994. In July 1998, Mr. Taylor became President and CEO of Executive Aircraft Corporation, an aircraft refurbishment and maintenance company. Mr. Taylor is also President of Taylor Financial, a consulting and investment firm. Mr. Taylor also serves as a Director on the Boards of Commercial Federal Bank of Omaha, Nebraska, and Sirloin Stockade International, Inc., Hutchinson, Kansas, a 74 unit restaurant chain. From 1991 to 1995, Mr. Taylor was Chairman and Chief Executive Officer of Railroad Financial Corporation. Mr. Taylor also serves on the Advisory Board for the University of Kansas Business School and is a Trustee of the Sedgwick County Zoo in Wichita, Kansas. Mr. Taylor serves on the Company's Compensation and Audit Committees.

               MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE

The following information is given with respect to the Directors of Classes I and II, who will continue to serve as Directors of the Company until the 2000 and 2001 Annual Meetings of Stockholders, respectively.

Class I - Serving until 2000 Annual Meeting

DAVID D. GATCHELL, age 45, has served as a Director of the Company since November, 1998. Mr. Gatchell is Senior Vice President and Chief Operating Officer of Wolfe Automotive Group since 1997, an automotive retailing organization. Prior to that, Mr. Gatchell was a partner at the law firm of Sonneschein, Nath, and Rosenthal since 1994 and prior to that was a partner at the law firm of Spencer, Fane, Britt, and Browne since 1979.

THOMAS C. CARGIN, age 44, has served as Vice President - Finance and Administration of the Company since December 1991, as its Secretary since March 1993, and as a Director of the Company since October 1993. Prior to joining the Company, Mr. Cargin was a partner in the accounting firm of Ifft & Barber since 1989 and prior to that was an employee of DYMON, Inc., a specialty chemical manufacturer located in Kansas City, Kansas, since 1983, last serving as Vice President of Finance and Chief Financial Officer. Mr. Cargin is a Certified Public Accountant with over twenty-two years of public accounting and private industry accounting experience. He is also a licensed pilot holding an instrument rating.

Class II - Serving  until 2001 Annual Meeting

MICHAEL J. MEYER, age 43, has served as a Director of the Company since its organization in May 1991, as its Chairman until March 7, 1995, and as its President through September 1991. Mr. Meyer is President of Merit Capital Management, Inc., a private equity merchant banking firm engaged in financing growth-oriented private companies and acquisitions, which he formed in May, 1998. Prior to that he was Co-Manager of Holden Capital Advisors, LLC from August, 1996 and prior to that was a Senior Vice President with George K. Baum & Company, an investment banking firm from February, 1995. For more than five years prior to that, Mr. Meyer was a Principal in the general partnership of Allsop Venture Partners III L.P., a private equity fund. Mr. Meyer is also Chairman of the Board and a member of the Executive Committee of Kansas Venture Capital, Inc. He has over 17 years of experience in financing and managing growth companies and is a Certified Public Accountant. Mr. Meyer is a member of the Company's Audit and Stock Option Committees.

WALTER H. STOWELL, JR., age 62, has served as Chairman of the Board since March 7, 1995 and a Director of the Company since May 18, 1994. Mr. Stowell retired from Raytheon Company on April 1, 1994, after being an employee of Raytheon since 1960 in a variety of positions, last serving as a Senior Vice President and General Manager of the Equipment Division. Raytheon Company is a diversified, multi-industry, technology-based company, whose equipment division develops and builds military and commercial radars, air traffic control systems, satellite terminals, communications equipment, computers and missile fire control systems. He is a member of the Company's Compensation and Stock Option Committees.

COMMITTEES AND DIRECTOR MEETINGS

         The Board of Directors has established an Audit Committee, a Compensation Committee, and a Stock Option Committee. The entire Board of Directors acts as the nominating committee responsible for selecting candidates for election as Directors. Stockholders wishing to submit the name of a candidate for the Board of Directors should submit the recommendation, along with biographical information, to the Secretary of the Company. The Audit Committee's responsibilities include recommending to the Board of Directors the public accounting firm to be engaged to audit the Company and reviewing with the independent accountants the plan for, and results of, the auditing engagement and the Company's internal accounting controls. The Audit Committee, which held two formal meetings, is comprised of a majority of outside directors and its current members consist of Messrs. Taylor and Meyer. The Compensation Committee, which met once during the last fiscal year, is comprised of Messrs. Taylor and Stowell, and has been given the responsibility of setting and administering the policies which govern the annual compensation of the Company's executive officers, as well as the Company's benefit plans other than the Stock Option Plan. The Company's Stock Option Plan is administered by a committee of two independent directors who may not receive options under the Stock Option Plan. Messrs. Stowell and Meyer currently comprise the Stock Option Committee, which held one meeting during the last fiscal year.

         The Board of Directors held six special and regularly scheduled meetings during the fiscal year ended April 30, 1999. During such fiscal year, each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees of the Board of Directors on which the Director served during the last fiscal year.

DIRECTOR COMPENSATION

         Each Director who is not a salaried employee of the Company is paid a fee of $3,000 for each regularly scheduled Board meeting attended up to a maximum of $12,000 per year, plus $1,000 for each specially scheduled Board Meeting plus $500 for each meeting of a committee of the Board attended. No Director who is an employee of the Company will receive compensation for services rendered as a Director.

         In September 1998, the Company entered into Non-Statutory Stock Option Agreements (the "Option Agreements") with Walter Stowell, Michael Meyer and Robert D. Taylor, members of the Company's Board of Directors, for the purpose of (i) retaining qualified individuals to serve on the Board of Directors of the Company and

(ii) more closely aligning the interests of the Board of Directors of the Company with the long term interests of the Company's stockholders' success of the Company's business. The Option Agreements granted each individual the option ("Option") to purchase up to an aggregate of 5,000 shares of common stock of the Company with an exercise price per share for the Option of $3.25. The Options are fully vested and immediately exercisable, subject to the terms of the Stock Transfer Restriction Agreement for Exercise of Stock Option.

EXECUTIVE COMPENSATION

         The following table sets forth information concerning cash and non-cash compensation paid to or accrued for the benefit of each of the Company's Chief Executive Officer and certain other executive officers of the Company ("Named Executive Officers") for all services rendered in all capacities to the Company for the fiscal periods ended April 30, 1999, 1998 and 1997. No other current executive officer of the Company received compensation in excess of $100,000 for the last fiscal year.

                           SUMMARY COMPENSATION TABLE


                                                                                  Long Term
                                                                                  Compensation
                                                                                  ------------
                                                                                  Awards
                                                                                  ------------
                                                                                  Shares
                                               Annual Compensation                Underlying
Name and                           -----------------------------------------      Options        All Other
Principal Position                 Year     Salary       Bonus        Other       (#)            Compensation(1)
------------------                 ----     ------       -----        -----       ------------   ---------------

Keith S. Cowan                     1999     $184,156      $     --    $    663(2)   $ --           $ 4,012
    President and CEO              1998      165,433        42,888         766(2)     --             3,947
                                   1997      155,000        57,000         744(2)     --             1,538

Thomas C. Cargin                   1999     $110,040      $     --    $     --      $ --           $ 2,026
   Vice President-Administration,  1998      104,808        15,137          --        --             4,136
   Secretary                       1997      100,000        27,000          --        --             1,031

Michael M. Warner                  1999     $133,234      $     --    $ 20,000      $ --           $ 2,127
Vice President-                    1998      126,796        15,137      20,000        --             3,025
   Business Development            1997      118,800           --       20,000(3)     --             1,181

John R. Wharton                    1999     $102,966      $     --    $     --      $ --           $ 2,249
Vice President-Sales               1998       98,658            --          --        --             3,889
                                   1997       91,923        25,557          --        --               962

-----------------

(1) Consists of Company matching contributions made on behalf of Named Executive Officers under the Company's 401(k) Savings Plan.

(2) Consists of monthly dues paid on a Company-owned membership at a golf and country club of which Mr. Cowan presently is the Company's designated member.

(3) Consists of consideration paid to Mr. Warner for his efforts in securing orders for the Company in 1997 and execution of a Covenant Not To Compete Agreement.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth for each director and, for each of the Named Executive Officers in the Summary Compensation Table above, the fiscal year-end number and value of unexercised options. No options were exercised by the Named Executive Officers during the fiscal year ended April 30, 1998.


                                                                                           Value of Unexercised
                                                         Number of Unexercised             In-the-Money Options
                                                        Options at April 30, 1999          at April 30, 1999(1)
                                                        ---------------------------     ---------------------------
                                                        Exercisable   Unexercisable     Exercisable   Unexercisable
                                                        -----------   -------------     -----------   -------------

Keith S. Cowan.......................................    127,750           --            $189,597        $ --
Thomas C. Cargin ....................................     31,500           --              39,123          --
Michael M. Warner ...................................     35,000           --                  --          --
John R. Wharton .....................................     31,500           --              39,123          --
Walter H. Stowell ...................................      5,000           --                  --          --
Michael J. Meyer.....................................      5,000           --                  --          --
Robert D. Taylor.....................................      5,000           --                  --          --


---------
(1) The value of unexercised in-the-money options is the difference between the exercise price of the options and the fair market value of the Company's Common Stock at April 30, 1999 ($2.0625 per share).

EMPLOYMENT ARRANGEMENTS WITH NAMED EXECUTIVE OFFICERS

         The Company entered into a written employment agreement effective June 22, 1993, with Keith S. Cowan. The agreement provides for Mr. Cowan to be employed by the Company for a minimum period of three years following its effective date. The Company recently extended the minimum employment period in Mr. Cowan's employment agreement to November 30, 2000. All other terms and conditions remained the same.

         As compensation for services rendered to the Company, the agreement provides for Mr. Cowan to receive (i) a base annual salary of $185,000 which may be adjusted above such base amount from time to time by action of the Board of Directors, and (ii) a performance-based bonus, the amount of which is determined by reference to such criteria as may be established by the Board of Directors.

         The Company also entered into a substantially similar written employment agreement effective October 11, 1993, with Thomas C. Cargin. The agreement provides for Mr. Cargin to be employed by the Company for a minimum period of three years following its effective date. The Company recently extended the minimum employment period in Mr. Cargin's employment agreement to November 30, 2000. All other terms and conditions remained the same.

         As compensation for services rendered to the Company, the agreement provides for Mr. Cargin to receive (i) a base salary of $110,250 which may be adjusted above such base amount from time to time by action of the Board of Directors, and (ii) a performance-based bonus, the amount of which is determined by reference to such criteria as may be established by the Board of Directors.

         The Company also entered into a substantially similar written employment agreement effective June 12, 1998, with Anthony G. Bommarito. The agreement provides for Mr. Bommarito to be employed by the Company for a minimum period of two years following its effective date.

         As compensation for services rendered to the Company, the agreement provides for Mr. Bommarito to receive (i) a base salary of $110,000 which may be adjusted above such base amount from time to time by action of the Board of Directors, and (ii) a performance-based bonus, the amount of which is determined by reference to such criteria as may be established by the Board of Directors.

         Each of Mr. Cowan's, Mr. Cargin's, and Mr. Bommarito's employment may be terminated by the Company for cause (as defined in the agreements) or without cause. If Mr. Cowan's, Mr. Cargin's, or Mr. Bommarito's employment is terminated for cause or if either resigns, any unearned salary and bonus rights will cease on the date of such termination or resignation. If the Company terminates Mr. Cowan or Mr. Cargin without cause, all compensation payments will continue through the remainder of the agreement term of the relevant agreement, or 12 months, whichever is greater. If the Company terminates Mr. Bommarito without cause, all monthly compensation payments will continue through the remainder of the agreement term of the relevant agreement. If the Company enters into a significant corporate transaction with a former employer of Mr. Bommarito, and Mr. Bommarito is terminated or he is demoted within one year of the consummation of the transaction, the Company will pay a severance amount to Mr. Bommarito equal to two years worth of salary payments. Pursuant to the agreements, Mr. Cowan, Mr. Cargin, and Mr. Bommarito have agreed to refrain from (i) disclosing the Company's confidential information and (ii) for a one-year period following termination of employment engaging, directly or indirectly, in any ground-based navigation aids business which competes with the Company.

         On March 20, 1997, the Company entered into an agreement (the "Agreement") with Michael W. Warner. In consideration of Mr. Warner's efforts to procure a significant contract and Mr. Warner's covenant not to compete against the Company for a period of two years after his resignation or termination, the Company paid Mr. Warner a cash payment of $20,000 and extended a loan of $80,000 to Mr. Warner in the form of a promissory note (the "Promissory Note"). The Promissory Note is to be paid in full on or before March 20, 2001 and carries interest at an annual percentage rate of 6.375%. In exchange for Mr. Warner's continued employment, the Company agreed to forgive the Promissory Note in equivalent one-fourth amounts over each of the four years covered by the note ($20,000 per year). For the fiscal year ended April 30, 1999, $20,000 was forgiven under terms of the Agreement, leaving an unpaid balance of $40,000. As set forth in the Promissory Note and the Agreement, the Company also agreed to forgive the Promissory Note entirely in the event of Mr. Warner's death or if Mr. Warner is terminated without cause following a change in control of the Company.

               II. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors of the Company has appointed Ernst & Young as independent public accountants to audit and certify the Company's financial statements for the fiscal year ending April 30, 2000, subject to ratification and approval by the stockholders at the Meeting.

         Ernst & Young has examined the financial statements of the Company since its organization in 1991. Representatives of Ernst & Young are expected to be present at the Meeting, will be given the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. The affirmative vote of a majority of the shares present and entitled to vote at the Meeting is required for the approval of this proposal to ratify the appointment. If the stockholders do not ratify the appointment of Ernst & Young, the selection of independent public accountants will be reconsidered by the Board of Directors.

         The Board of Directors recommends that the stockholders vote FOR the approval of the appointment.



                                    By Order of the Board of Directors,



                                    THOMAS C. CARGIN
                                    Secretary

PROXY                  AIRPORT SYSTEMS INTERNATIONAL, INC.
                11300 WEST 89TH STREET, OVERLAND PARK, KS 66214
          THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
            THE ANNUAL MEETING OF STOCKHOLDERS ON SEPTEMBER 21, 1999
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

The undersigned hereby appoints Keith S. Cowan and Thomas C. Cargin, and each of them, or their designees, each with full power of substitution, as lawful proxies to represent and vote all of the shares of Common Stock which the undersigned is entitled to vote at the annual meeting of the stockholders of the Company to be held on Tuesday, September 21, 1999, commencing at 2:00 p.m. Kansas City time on that day, and at any adjournment or adjournments thereof, as fully and with the same effect as the undersigned might or could do if personally present, with respect to the following matters and, in their discretion upon any other matters which may properly come before the meeting:

1. Election of two (2) Class III directors to serve for a term of three years ending in 2002. The nominees are: Keith S. Cowan and Robert D. Taylor

   [ ] FOR all nominees listed.
   [ ] WITHHOLD AUTHORITY to vote for all nominees listed.
   [ ] FOR all nominees EXCEPT nominee written in space below:

       -------------------------------------------------------

2. Ratification of the appointment of Ernst & Young as independent accountants.

                [ ] FOR           [ ] AGAINST          [ ] ABSTAIN


THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2.

    Either of said proxies present and acting at said meeting or any adjournment or adjournments thereof shall have and may exercise all of the powers of all of said proxies. The undersigned hereby ratifies and confirms all that said proxies, or either of them or their substitutes, may lawfully do or cause to be done by virtue hereof, and acknowledges receipt of the notice of said meeting and the Proxy Statement accompanying it.

                                     Dated                                , 1999
                                           -------------------------------


                                     -------------------------------------------


                                     -------------------------------------------
                                     Please insert date of signing. Sign exactly as name appears at left. If signing as attorney, administrator, executor, trustee, or guardian, give full title as such.